UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-8314
Schwab Annuity Portfolios
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Schwab Annuity Portfolios
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: December 31
Date of reporting period: December 31, 2011

Item 1: Report(s) to Shareholders.

Schwab S&P 500 Index Portfolio

Annual report dated December 31, 2011

Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwabfunds.com/prospectus or the SEC’s website at www.sec.gov.

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

The Investment Environment

Although the investment environment has been challenging, recent signs suggest the potential for improvement. During the year ended December 31, 2011, geopolitical unrest, natural disasters, legislative gridlock in the U.S., S&P’s downgrade of long-term U.S. sovereign debt, the euro zone’s ongoing debt crisis, and a shifting outlook regarding economic prospects resulted in a frequently volatile investment environment. Amid the market turbulence, bonds generated solid returns and money market securities continued to help investors preserve their hard-earned capital. On the equity side, U.S. stocks finished mixed after a year that generally favored defensive shares, dividend-paying stocks, and some of the largest blue-chip names. Record corporate profits and historically appealing levels for financial metrics such as price-to-earnings ratios served as part of the backdrop for the stock market’s performance, as did a fourth-quarter rally. The Dow Jones Industrial Average returned 8.38%, outpacing the 2.11% return of the S&P 500 Index, and the −4.18% loss posted by the small-cap Russell 2000 Index.

Early year optimism that U.S. economic growth would reach self-sustaining levels ultimately met with disappointing results. Inflation-adjusted U.S. economic activity (real GDP) expanded at a lackluster 0.4% annual pace in the first quarter of 2011. Although growth accelerated to a 2.8% annualized rate in the fourth quarter (advance estimate), the year’s overall level of activity represented a deceleration from the 3.0% pace achieved in 2010. As a result, companies remained reluctant to add employees at a consistently meaningful pace and the unemployment rate hovered around 9.0% for most of 2011, before trending lower during the year’s final months.

Attempting to right the unsettled economic landscape, the Federal Reserve (the Fed) implemented a variety of conventional and unconventional monetary operations. On the more conventional side, the Fed kept the federal funds rate target at a historically low 0−0.25%, where rates have held since they were first cut to that level in December 2008. Less conventionally, the Fed completed a second round of quantitative easing in June, purchasing approximately $600 billion of long-term Treasuries over roughly a 10-month period. This effort was designed to spark a faster rate of expansion by keeping long-term interest rates low. In late September, the Fed began “Operation Twist,” an attempt to further reduce long-term interest rates and help the still-troubled U.S. housing sector, while essentially holding short-term rates steady.

This collective backdrop paved the way for solid returns by fixed-income securities. U.S. Treasuries turned in particularly strong performances, thanks in part to intermittent bouts of investors looking for a safe haven. The U.S. Treasury sector of the Barclays Aggregate U.S. Bond Index returned 9.81% for the 12 months, the U.S. Agency sector returned 4.82%, and the Corporate sector returned 8.15%, while the longer maturities in each of these categories easily outperformed shorter maturities. The rally also pushed down the yield of the 10-year Treasury bond to only 1.89% by the end of 2011, marking the first time in more than three decades that the yield on the benchmark bond finished a calendar year below 2.0%.

Money market instruments continued to offer a compelling means of achieving capital preservation for investors, even while posting near-zero returns. The historically low interest rate environment and periodic flights to safety drove up demand for short-term, highly liquid investments, a process that further reduced the already low yields on money market securities.

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

Schwab S&P 500 Index Portfolio 1

Portfolio Management

Larry Mano, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the portfolio. Prior to joining the firm in November 1998, he worked for 20 years in equity management.

Ron Toll, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the portfolio. He joined the firm in 1998, became Manager, Portfolio Operations in 2000, Manager, Portfolio Operations and Analytics in 2005 and was named to his current position in 2007.

2 Schwab S&P 500 Index Portfolio

Schwab S&P 500 Index Portfolio

The Schwab S&P 500 Index Portfolio (the portfolio) seeks to track the total return of the S&P 500 Index (the index). The portfolio pursues this investment objective by generally investing in stocks that are included in the index. The portfolio tends to give the same weight to a given stock as the index, which includes the stocks of the 500 leading U.S. publicly traded companies from a broad range of industries, and is market-capitalization weighted. Due to this weighting, the largest companies in the index influence its returns the most. For more information on the portfolio’s objective, strategy, and risks, please see the portfolio’s prospectus.

The portfolio returned 1.89% for the 12 months ended December 31, 2011, while the index returned 2.11%. The portfolio used a replication approach and maintained a tight allocation across all sectors, market capitalizations, and valuation measures compared with the index. This approach helped the portfolio track the performance of the index. Operational and transactional costs along with slight variations between the portfolio’s allocations and those of the index resulted in the slight difference in returns.

Market Highlights. Global growth concerns, the euro zone’s ongoing and largely unresolved sovereign debt crisis, and other events discussed in this report’s Investment Environment letter represented some of the market-moving catalysts. From a sector standpoint, Utilities (which generated an impressive 19.7% return) and Consumer Staples (up 14.0%) finished as the best performers within the index, benefiting from investor preference for defensive strategies expected to provide some shelter from the market’s sharp up- and downdrafts. Financials and Materials were the two worst performing sectors, with the former returning -17.1% and primarily being driven by the euro zone’s crisis, while the latter returned -10.0% and clashed with signs of slowing global growth.

Contributors and Detractors. Consumer Staples added the most to the portfolio’s total return, reflecting this sector’s 10.9% average weight in the portfolio combined with its respectable performance and benefiting from investors’ preference for perceived safer investments such as dividend-paying stocks. Within this sector, the Tobacco industry posted particularly solid gains, returning 36.4%. Philip Morris International, Inc. was one of the portfolio’s better performers in this industry and returned approximately 39.8% in 2011, as the company benefited from its well-received product line-up combined with net revenue growth from Asian countries such as Indonesia, Japan, and Korea.

Within the Health Care sector—which returned 12.7% and added meaningfully to the portfolio’s total return—the Pharmaceuticals industry generated significant gains, returning 17.8% and benefiting from some of the same risk-off factors that helped the Consumer Staples sector outperform. Pfizer Inc. provided some of the most significant returns for the portfolio among Pharmaceuticals industry holdings, as the firm benefited from solid core product sales.

With Financials stumbling, this sector’s 14.8% average weight combined with its double-digit losses subtracted the most from the portfolio’s total return. The Diversified Financials industry was hit particularly hard and returned a disappointing -36.2%. Shares of Bank of America Corp. were some of the worst performers for the portfolio in this industry, returning -58.1% and suffering from a variety of problems that included weak loan demand, pressure on profit margins that reflected the historically low interest rate environment, and the negative affect of new legislation on already low revenues.

As of 12/31/11:
 Statistics

Number of Holdings	504
Weighted Average Market Cap ($ x 1,000,000)	$93,810
Price/Earnings Ratio (P/E)	14.3
Price/Book Ratio (P/B)	2.2
Portfolio Turnover Rate	4%

 Sector Weightings % of Investments

Information Technology	18.9%
Financials	13.5%
Energy	12.2%
Health Care	11.8%
Consumer Staples	11.5%
Consumer Discretionary	10.7%
Industrials	10.7%
Utilities	3.8%
Materials	3.5%
Telecommunication Services	2.9%
Other	0.5%
Total	100.0%

 Top Holdings % of Net Assets1

Exxon Mobil Corp.	3.6%
Apple, Inc.	3.2%
International Business Machines Corp.	1.9%
Chevron Corp.	1.8%
Microsoft Corp.	1.7%
General Electric Co.	1.6%
The Procter & Gamble Co.	1.6%
Johnson & Johnson	1.5%
AT&T, Inc.	1.5%
Pfizer, Inc.	1.5%
Total	19.9%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Standard & Poor’s®, S&P®, S&P 500®, Standard & Poor’s 500® and 500® are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the portfolio. The portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the portfolio.

[1]	This list is not a recommendation of any security by the investment adviser.

Schwab S&P 500 Index Portfolio 3

 Schwab S&P 500 Index Portfolio

Performance Summary as of 12/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

December 31, 2001 – December 31, 2011
Performance of a Hypothetical
$10,000 Investment

 Average Annual Total Returns1,2

Portfolio and Inception Date	1 Year	5 Years	10 Years

Portfolio: Schwab S&P 500 Index Portfolio (11/1/96)	1.89%	-0.30%	2.75%
S&P 500® Index	2.11%	-0.25%	2.92%
Fund Category: Morningstar Large-Cap Blend	-2.90%	-2.20%	1.64%

Portfolio Expense Ratios3: Net 0.28%; Gross 0.30%

Average annual return figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

Standard & Poor’s®, S&P®, S&P 500®, Standard & Poor’s 500® and 500® are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the portfolio. The portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the portfolio.

[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	Portfolio expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the portfolio’s returns would have been lower. Portfolio performance does not reflect the additional fees and expenses imposed by the insurance company under the variable insurance product contract. If those contract fees and expenses were included, the performance would be less than that shown. Please refer to the variable insurance product prospectus for a complete listing of these expenses.
[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 4/29/13. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

4 Schwab S&P 500 Index Portfolio

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

The fund incurs ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2011 and held through December 31, 2011.

The Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

The Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/11	at 12/31/11	7/1/11–12/31/11

Schwab S&P 500 Index Portfolio
Actual Return	0.27%	$1,000	$962.70	$1.34
Hypothetical 5% Return	0.27%	$1,000	$1,023.84	$1.38

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for the portfolio are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

Schwab S&P 500 Index Portfolio 5

Schwab S&P 500 Index Portfolio

Financial Statements

Financial Highlights

	1/1/11–	1/1/10–	1/1/09–	1/1/08–	1/1/07–
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	18.27	16.24	13.18	21.37	20.60

Income (loss) from investment operations:
Net investment income (loss)	0.34	0.38	0.31	0.37	0.39
Net realized and unrealized gains (losses)	0.02 [1]	2.00	3.14	(8.18)	0.71

Total from investment operations	0.36	2.38	3.45	(7.81)	1.10
Less distributions:
Distributions from net investment income	(0.33)	(0.35)	(0.39)	(0.38)	(0.33)

Net asset value at end of period	18.30	18.27	16.24	13.18	21.37

Total return (%)	1.89	14.68	26.18	(36.56)	5.34

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.27	0.28	0.28	0.26	0.25
Gross operating expenses	0.28	0.30	0.30	0.26	0.25
Net investment income (loss)	1.82	1.79	2.10	2.10	1.74
Portfolio turnover rate	4	3	4	3	2
Net assets, end of period ($ x 1,000,000)	122	123	127	105	169

1 The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of fund transactions in relation to fluctuating market values.

6 See financial notes

 Schwab S&P 500 Index Portfolio

Portfolio Holdings as of December 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.0%	Common Stock	82,530,352	121,187,085
0.0%	Preferred Stock	72	69
0.5%	Short-Term Investments	653,349	653,342

99.5%	Total Investments	83,183,773	121,840,496
0.1%	Collateral Invested for Securities on Loan	138,821	138,821
0.4%	Other Assets and Liabilities, Net		506,440

100.0%	Net Assets		122,485,757

	Number	Value
Security	of Shares	($)

Common Stock 99.0% of net assets

Automobiles & Components 0.7%
BorgWarner, Inc. *	1,200	76,488
Ford Motor Co. *	40,812	439,137
Harley-Davidson, Inc.	2,356	91,578
Johnson Controls, Inc.	7,200	225,072
The Goodyear Tire & Rubber Co. *	2,600	36,842

		869,117

Banks 2.7%
BB&T Corp.	7,320	184,244
Comerica, Inc.	1,930	49,794
Fifth Third Bancorp	9,805	124,720
First Horizon National Corp.	3,110	24,880
Hudson City Bancorp, Inc.	5,700	35,625
Huntington Bancshares, Inc.	9,356	51,365
KeyCorp	10,300	79,207
M&T Bank Corp.	1,271	97,028
People’s United Financial, Inc.	3,700	47,545
PNC Financial Services Group, Inc.	5,611	323,586
Regions Financial Corp.	13,027	56,016
SunTrust Banks, Inc.	5,800	102,660
U.S. Bancorp	20,499	554,498
Wells Fargo & Co.	55,758	1,536,691
Zions Bancorp	2,008	32,690

		3,300,549

Capital Goods 8.1%
3M Co.	7,530	615,427
Caterpillar, Inc.	6,780	614,268
Cooper Industries plc	1,800	97,470
Cummins, Inc.	2,100	184,842
Danaher Corp.	5,852	275,278
Deere & Co.	4,340	335,699
Dover Corp.	1,900	110,295
Eaton Corp.	3,680	160,190
Emerson Electric Co.	7,860	366,197
Fastenal Co.	3,152	137,459
Flowserve Corp.	600	59,592
Fluor Corp.	1,900	95,475
General Dynamics Corp.	3,810	253,022
General Electric Co.	111,968	2,005,347
Goodrich Corp.	1,360	168,232
Honeywell International, Inc.	8,237	447,681
Illinois Tool Works, Inc.	5,144	240,276
Ingersoll-Rand plc	3,400	103,598
Jacobs Engineering Group, Inc. *	1,400	56,812
Joy Global, Inc.	1,100	82,467
L-3 Communications Holdings, Inc.	1,100	73,348
Lockheed Martin Corp.	2,930	237,037
Masco Corp.	3,910	40,977
Northrop Grumman Corp.	2,754	161,054
PACCAR, Inc.	3,894	145,908
Pall Corp.	1,200	68,580
Parker Hannifin Corp.	1,635	124,669
Precision Castparts Corp.	1,500	247,185
Quanta Services, Inc. *	2,100	45,234
Raytheon Co.	3,810	184,328
Rockwell Automation, Inc.	1,490	109,321
Rockwell Collins, Inc.	1,600	88,592
Roper Industries, Inc.	1,000	86,870
Snap-on, Inc.	600	30,372
Stanley Black & Decker, Inc.	1,723	116,475
Textron, Inc.	2,900	53,621
The Boeing Co.	7,796	571,836
Tyco International Ltd.	5,000	233,550
United Technologies Corp.	9,630	703,857
W.W. Grainger, Inc.	600	112,314
Xylem, Inc.	2,000	51,380

		9,896,135

Commercial & Professional Supplies 0.5%
Avery Dennison Corp.	1,100	31,548
Cintas Corp.	1,157	40,275
Equifax, Inc.	1,300	50,362
Iron Mountain, Inc.	1,900	58,520
Pitney Bowes, Inc.	2,300	42,642
R.R. Donnelley & Sons Co.	2,060	29,726
Republic Services, Inc.	3,236	89,152
Robert Half International, Inc.	1,550	44,113
Stericycle, Inc. *	900	70,128
The Dun & Bradstreet Corp.	500	37,415
Waste Management, Inc.	5,127	167,704

		661,585

Consumer Durables & Apparel 1.0%
Coach, Inc.	3,100	189,224
D.R. Horton, Inc.	2,500	31,525
Harman International Industries, Inc.	800	30,432
Hasbro, Inc.	1,275	40,660
Leggett & Platt, Inc.	1,600	36,864

See financial notes 7

 Schwab S&P 500 Index Portfolio

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Lennar Corp., Class A	1,600	31,440
Mattel, Inc.	3,700	102,712
Newell Rubbermaid, Inc.	2,824	45,608
NIKE, Inc., Class B	4,020	387,407
PulteGroup, Inc. *	3,365	21,233
Ralph Lauren Corp.	700	96,656
VF Corp.	910	115,561
Whirlpool Corp.	833	39,526

		1,168,848

Consumer Services 2.1%
Apollo Group, Inc., Class A *	1,327	71,486
Carnival Corp.	4,622	150,862
Chipotle Mexican Grill, Inc. *	300	101,322
Darden Restaurants, Inc.	1,390	63,356
DeVry, Inc.	600	23,076
H&R Block, Inc.	3,000	48,990
International Game Technology	3,400	58,480
Marriott International, Inc., Class A	3,057	89,173
McDonald’s Corp.	10,910	1,094,600
Starbucks Corp.	7,920	364,399
Starwood Hotels & Resorts Worldwide, Inc.	1,940	93,062
Wyndham Worldwide Corp.	1,580	59,771
Wynn Resorts Ltd.	900	99,441
Yum! Brands, Inc.	5,000	295,050

		2,613,068

Diversified Financials 5.2%
American Express Co.	10,980	517,927
Ameriprise Financial, Inc.	2,578	127,972
Bank of America Corp.	106,767	593,625
BlackRock, Inc.	1,000	178,240
Capital One Financial Corp.	4,880	206,375
Citigroup, Inc.	30,789	810,059
CME Group, Inc.	660	160,822
Discover Financial Services	5,890	141,360
E*TRADE Financial Corp. *	516	4,107
Federated Investors, Inc., Class B (c)	1,100	16,665
Franklin Resources, Inc.	1,600	153,696
IntercontinentalExchange, Inc. *	800	96,440
Invesco Ltd.	5,100	102,459
JPMorgan Chase & Co.	41,121	1,367,273
Legg Mason, Inc.	1,400	33,670
Leucadia National Corp.	2,300	52,302
Moody’s Corp.	2,080	70,054
Morgan Stanley	15,980	241,778
Northern Trust Corp.	2,570	101,926
NYSE Euronext	2,800	73,080
SLM Corp.	5,700	76,380
State Street Corp.	5,400	217,674
T. Rowe Price Group, Inc.	2,700	153,765
The Bank of New York Mellon Corp.	13,377	266,336
The Charles Schwab Corp. (a)	11,406	128,432
The Goldman Sachs Group, Inc.	5,317	480,816
The NASDAQ OMX Group, Inc. *	1,400	34,314

		6,407,547

Energy 12.2%
Alpha Natural Resources, Inc. *	2,532	51,729
Anadarko Petroleum Corp.	5,294	404,091
Apache Corp.	4,008	363,045
Baker Hughes, Inc.	4,621	224,766
Cabot Oil & Gas Corp.	1,000	75,900
Cameron International Corp. *	2,600	127,894
Chesapeake Energy Corp.	7,100	158,259
Chevron Corp.	21,116	2,246,742
ConocoPhillips	14,552	1,060,404
CONSOL Energy, Inc.	2,300	84,410
Denbury Resources, Inc. *	4,300	64,930
Devon Energy Corp.	4,363	270,506
Diamond Offshore Drilling, Inc.	800	44,208
El Paso Corp.	7,841	208,335
EOG Resources, Inc.	2,814	277,207
EQT Corp.	1,500	82,185
Exxon Mobil Corp.	51,376	4,354,630
FMC Technologies, Inc. *	2,600	135,798
Halliburton Co.	9,720	335,437
Helmerich & Payne, Inc.	1,100	64,196
Hess Corp.	3,210	182,328
Marathon Oil Corp.	7,664	224,325
Marathon Petroleum Corp.	3,832	127,567
Murphy Oil Corp.	2,132	118,838
Nabors Industries Ltd. *	3,200	55,488
National Oilwell Varco, Inc.	4,486	305,003
Newfield Exploration Co. *	1,400	52,822
Noble Corp. *	2,600	78,572
Noble Energy, Inc.	1,900	179,341
Occidental Petroleum Corp.	8,600	805,820
Peabody Energy Corp.	2,800	92,708
Pioneer Natural Resources Co.	1,200	107,376
QEP Resources, Inc.	1,800	52,740
Range Resources Corp.	1,700	105,298
Rowan Cos., Inc. *	1,300	39,429
Schlumberger Ltd.	14,281	975,535
Southwestern Energy Co. *	3,700	118,178
Spectra Energy Corp.	6,781	208,516
Sunoco, Inc.	1,240	50,865
Tesoro Corp. *	1,500	35,040
The Williams Cos., Inc.	6,300	208,026
Valero Energy Corp.	6,160	129,668

		14,888,155

Food & Staples Retailing 2.4%
Costco Wholesale Corp.	4,600	383,272
CVS Caremark Corp.	14,235	580,503
Safeway, Inc.	3,440	72,378
SUPERVALU, Inc.	2,435	19,772
Sysco Corp.	6,300	184,779
The Kroger Co.	6,440	155,977
Wal-Mart Stores, Inc.	18,610	1,112,133
Walgreen Co.	9,545	315,558
Whole Foods Market, Inc.	1,700	118,286

		2,942,658

Food, Beverage & Tobacco 6.6%
Altria Group, Inc.	21,864	648,267

8 See financial notes

 Schwab S&P 500 Index Portfolio

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Archer-Daniels-Midland Co.	7,200	205,920
Beam, Inc.	1,607	82,327
Brown-Forman Corp., Class B	880	70,849
Campbell Soup Co.	2,000	66,480
Coca-Cola Enterprises, Inc.	3,500	90,230
ConAgra Foods, Inc.	4,370	115,368
Constellation Brands, Inc., Class A *	1,700	35,139
Dean Foods Co. *	1,700	19,040
Dr Pepper Snapple Group, Inc.	2,300	90,804
General Mills, Inc.	6,858	277,132
H.J. Heinz Co.	3,470	187,519
Hormel Foods Corp.	1,400	41,006
Kellogg Co.	2,600	131,482
Kraft Foods, Inc., Class A	18,790	701,994
Lorillard, Inc.	1,436	163,704
McCormick & Co., Inc. - Non Voting Shares	1,500	75,630
Mead Johnson Nutrition Co.	2,200	151,206
Molson Coors Brewing Co., Class B	1,678	73,060
PepsiCo, Inc.	16,748	1,111,230
Philip Morris International, Inc.	18,544	1,455,333
Reynolds American, Inc.	3,512	145,467
Sara Lee Corp.	6,300	119,196
The Coca-Cola Co.	24,202	1,693,414
The Hershey Co.	1,644	101,566
The JM Smucker Co.	1,246	97,400
Tyson Foods, Inc., Class A	3,186	65,759

		8,016,522

Health Care Equipment & Services 3.9%
Aetna, Inc.	3,980	167,916
AmerisourceBergen Corp.	2,960	110,082
Baxter International, Inc.	6,050	299,354
Becton, Dickinson & Co.	2,300	171,856
Boston Scientific Corp. *	16,590	88,591
C.R. Bard, Inc.	920	78,660
Cardinal Health, Inc.	3,734	151,638
CareFusion Corp. *	2,417	61,416
Cerner Corp. *	1,600	98,000
CIGNA Corp.	3,080	129,360
Coventry Health Care, Inc. *	1,550	47,073
Covidien plc	5,200	234,052
DaVita, Inc. *	800	60,648
DENTSPLY International, Inc.	1,600	55,984
Edwards Lifesciences Corp. *	1,200	84,840
Express Scripts, Inc. *	5,228	233,639
Humana, Inc.	1,800	157,698
Intuitive Surgical, Inc. *	400	185,204
Laboratory Corp. of America Holdings *	1,104	94,911
McKesson Corp.	2,616	203,813
Medco Health Solutions, Inc. *	4,086	228,407
Medtronic, Inc.	11,249	430,274
Patterson Cos., Inc.	980	28,930
Quest Diagnostics, Inc.	1,560	90,574
St. Jude Medical, Inc.	3,504	120,187
Stryker Corp.	3,260	162,055
Tenet Healthcare Corp. *	6,500	33,345
UnitedHealth Group, Inc.	11,510	583,327
Varian Medical Systems, Inc. *	1,000	67,130
WellPoint, Inc.	3,836	254,135
Zimmer Holdings, Inc. *	1,884	100,643

		4,813,742

Household & Personal Products 2.5%
Avon Products, Inc.	4,616	80,641
Colgate-Palmolive Co.	5,220	482,276
Kimberly-Clark Corp.	4,226	310,865
The Clorox Co.	1,300	86,528
The Estee Lauder Cos., Inc., Class A	1,200	134,784
The Procter & Gamble Co.	28,973	1,932,789

		3,027,883

Insurance 3.6%
ACE Ltd.	3,600	252,432
Aflac, Inc.	4,850	209,811
American International Group, Inc. *	4,771	110,687
Aon Corp.	3,410	159,588
Assurant, Inc.	1,100	45,166
Berkshire Hathaway, Inc., Class B *	18,538	1,414,450
Cincinnati Financial Corp.	1,735	52,848
Genworth Financial, Inc., Class A *	5,000	32,750
Lincoln National Corp.	3,062	59,464
Loews Corp.	3,388	127,558
Marsh & McLennan Cos., Inc.	5,800	183,396
MetLife, Inc.	11,307	352,552
Principal Financial Group, Inc.	3,163	77,810
Prudential Financial, Inc.	5,070	254,108
The Allstate Corp.	5,340	146,369
The Chubb Corp.	3,080	213,198
The Hartford Financial Services Group, Inc.	4,630	75,238
The Progressive Corp.	6,880	134,229
The Travelers Cos., Inc.	4,439	262,656
Torchmark Corp.	1,200	52,068
Unum Group	3,276	69,025
XL Group plc	3,300	65,241

		4,350,644

Materials 3.4%
Air Products & Chemicals, Inc.	2,220	189,122
Airgas, Inc.	700	54,656
Alcoa, Inc.	11,472	99,233
Allegheny Technologies, Inc.	1,070	51,146
Ball Corp.	1,800	64,278
Bemis Co., Inc.	1,000	30,080
CF Industries Holdings, Inc.	700	101,486
Cliffs Natural Resources, Inc.	1,500	93,525
E.I. du Pont de Nemours & Co.	9,914	453,863
Eastman Chemical Co.	1,600	62,496
Ecolab, Inc.	3,104	179,442
FMC Corp.	700	60,228
Freeport-McMoran Copper & Gold, Inc.	10,004	368,047
International Flavors & Fragrances, Inc.	800	41,936

See financial notes 9

 Schwab S&P 500 Index Portfolio

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
International Paper Co.	4,698	139,061
MeadWestvaco Corp.	1,949	58,373
Monsanto Co.	5,650	395,895
Newmont Mining Corp.	5,246	314,812
Nucor Corp.	3,400	134,538
Owens-Illinois, Inc. *	1,700	32,946
PPG Industries, Inc.	1,700	141,933
Praxair, Inc.	3,145	336,200
Sealed Air Corp.	1,928	33,181
Sigma-Aldrich Corp.	1,282	80,074
The Dow Chemical Co.	12,505	359,644
The Mosaic Co.	2,800	141,204
The Sherwin-Williams Co.	933	83,289
Titanium Metals Corp.	1,000	14,980
United States Steel Corp. (c)	1,500	39,690
Vulcan Materials Co. (c)	1,400	55,090

		4,210,448

Media 3.1%
Cablevision Systems Corp., Class A	2,500	35,550
CBS Corp., Class B - Non Voting Shares	6,980	189,437
Comcast Corp., Class A	29,013	687,898
DIRECTV, Class A *	7,880	336,949
Discovery Communications, Inc., Class A *	3,000	122,910
Gannett Co., Inc.	2,960	39,575
News Corp., Class A	24,374	434,832
Omnicom Group, Inc.	3,040	135,523
Scripps Networks Interactive, Class A	1,000	42,420
The Interpublic Group of Cos., Inc.	4,997	48,621
The McGraw-Hill Cos., Inc.	3,130	140,756
The Walt Disney Co.	19,620	735,750
The Washington Post Co., Class B	30	11,304
Time Warner Cable, Inc.	3,409	216,710
Time Warner, Inc.	10,974	396,601
Viacom Inc., Class B	6,080	276,093

		3,850,929

Pharmaceuticals, Biotechnology & Life Sciences 7.8%
Abbott Laboratories	16,455	925,265
Agilent Technologies, Inc. *	3,667	128,088
Allergan, Inc.	3,210	281,645
Amgen, Inc.	8,364	537,052
Biogen Idec, Inc. *	2,550	280,628
Bristol-Myers Squibb Co.	18,000	634,320
Celgene Corp. *	4,850	327,860
Eli Lilly & Co.	10,820	449,679
Forest Laboratories, Inc. *	2,870	86,846
Gilead Sciences, Inc. *	8,178	334,726
Hospira, Inc. *	1,600	48,592
Johnson & Johnson	28,938	1,897,754
Life Technologies Corp. *	1,839	71,556
Merck & Co., Inc.	32,529	1,226,343
Mylan, Inc. *	4,691	100,669
PerkinElmer, Inc.	1,200	24,000
Perrigo Co.	1,000	97,300
Pfizer, Inc.	82,396	1,783,050
Thermo Fisher Scientific, Inc. *	4,090	183,927
Waters Corp. *	1,000	74,050
Watson Pharmaceuticals, Inc. *	1,300	78,442

		9,571,792

Real Estate 2.0%
American Tower Corp., Class A	4,270	256,243
Apartment Investment & Management Co., Class A	1,277	29,256
AvalonBay Communities, Inc.	934	121,980
Boston Properties, Inc.	1,516	150,994
CBRE Group, Inc., Class A *	3,600	54,792
Equity Residential	3,200	182,496
HCP, Inc.	4,000	165,720
Health Care REIT, Inc.	1,400	76,342
Host Hotels & Resorts, Inc.	7,060	104,276
Kimco Realty Corp.	3,910	63,498
Plum Creek Timber Co., Inc.	1,760	64,346
ProLogis, Inc.	4,032	115,275
Public Storage	1,500	201,690
Simon Property Group, Inc.	3,237	417,379
Ventas, Inc.	3,100	170,903
Vornado Realty Trust REIT	1,763	135,504
Weyerhaeuser Co.	6,341	118,386

		2,429,080

Retailing 3.7%
Abercrombie & Fitch Co., Class A	900	43,956
Amazon.com, Inc. *	3,800	657,780
AutoNation, Inc. *	500	18,435
AutoZone, Inc. *	300	97,491
Bed Bath & Beyond, Inc. *	2,616	151,650
Best Buy Co., Inc.	3,125	73,031
Big Lots, Inc. *	700	26,432
CarMax, Inc. *	2,500	76,200
Dollar Tree, Inc. *	1,300	108,043
Expedia, Inc.	1,100	31,922
Family Dollar Stores, Inc.	1,300	74,958
GameStop Corp., Class A *	1,500	36,195
Genuine Parts Co.	1,700	104,040
Home Depot, Inc.	16,565	696,393
J.C. Penney Co., Inc.	1,500	52,725
Kohl’s Corp.	3,010	148,543
Limited Brands, Inc.	2,608	105,233
Lowe’s Cos., Inc.	13,440	341,107
Macy’s, Inc.	4,522	145,518
Netflix, Inc. *	500	34,645
Nordstrom, Inc.	1,750	86,993
O’Reilly Automotive, Inc. *	1,400	111,930
Orchard Supply Hardware Stores Corp., Class A (d)(e)*	18	69
Priceline.com, Inc. *	530	247,886
Ross Stores, Inc.	2,400	114,072
Sears Holdings Corp. (c)*	405	12,871
Staples, Inc.	7,850	109,036
Target Corp.	7,220	369,808
The Gap, Inc.	3,576	66,335
The TJX Cos., Inc.	4,110	265,300
Tiffany & Co.	1,126	74,609
TripAdvisor, Inc. *	1,100	27,731

10 See financial notes

 Schwab S&P 500 Index Portfolio

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Urban Outfitters, Inc. *	1,200	33,072

		4,544,009

Semiconductors & Semiconductor Equipment 2.3%
Advanced Micro Devices, Inc. *	5,530	29,862
Altera Corp.	3,280	121,688
Analog Devices, Inc.	3,230	115,569
Applied Materials, Inc.	14,270	152,832
Broadcom Corp., Class A *	4,955	145,479
First Solar, Inc. (c)*	600	20,256
Intel Corp.	55,421	1,343,959
KLA-Tencor Corp.	1,800	86,850
Linear Technology Corp.	2,230	66,967
LSI Corp. *	6,510	38,734
Microchip Technology, Inc.	2,100	76,923
Micron Technology, Inc. *	9,200	57,868
Novellus Systems, Inc. *	900	37,161
NVIDIA Corp. *	6,300	87,318
Teradyne, Inc. *	2,100	28,623
Texas Instruments, Inc.	12,460	362,711
Xilinx, Inc.	2,800	89,768

		2,862,568

Software & Services 9.3%
Accenture plc, Class A	6,800	361,964
Adobe Systems, Inc. *	5,600	158,312
Akamai Technologies, Inc. *	2,000	64,560
Autodesk, Inc. *	2,420	73,399
Automatic Data Processing, Inc.	5,213	281,554
BMC Software, Inc. *	1,860	60,971
CA, Inc.	4,144	83,771
Citrix Systems, Inc. *	1,960	119,011
Cognizant Technology Solutions Corp., Class A *	3,200	205,792
Computer Sciences Corp.	1,700	40,290
eBay, Inc. *	12,388	375,728
Electronic Arts, Inc. *	3,558	73,295
Fidelity National Information Services, Inc.	3,000	79,770
Fiserv, Inc. *	1,560	91,634
Google, Inc., Class A *	2,660	1,718,094
International Business Machines Corp.	12,645	2,325,163
Intuit, Inc.	2,896	152,301
MasterCard, Inc., Class A	1,100	410,102
Microsoft Corp.	78,788	2,045,336
Oracle Corp.	41,880	1,074,222
Paychex, Inc.	3,450	103,879
Red Hat, Inc. *	2,000	82,580
SAIC, Inc. *	2,500	30,725
Salesforce.com, Inc. *	1,254	127,231
Symantec Corp. *	8,141	127,407
Teradata Corp. *	1,800	87,318
The Western Union Co.	7,059	128,897
Total System Services, Inc.	1,800	35,208
VeriSign, Inc.	2,025	72,333
Visa, Inc., Class A	5,200	527,956
Yahoo!, Inc. *	13,310	214,690

		11,333,493

Technology Hardware & Equipment 7.2%
Amphenol Corp., Class A	1,900	86,241
Apple, Inc. *	9,770	3,956,850
Cisco Systems, Inc.	57,998	1,048,604
Corning, Inc.	16,650	216,117
Dell, Inc. *	16,572	242,448
EMC Corp. *	21,762	468,754
F5 Networks, Inc. *	800	84,896
FLIR Systems, Inc.	1,500	37,605
Harris Corp.	1,400	50,456
Hewlett-Packard Co.	21,893	563,964
Jabil Circuit, Inc.	2,127	41,817
JDS Uniphase Corp. *	2,519	26,298
Juniper Networks, Inc. *	5,700	116,337
Lexmark International, Inc., Class A	760	25,133
Molex, Inc.	1,600	38,176
Motorola Mobility Holdings, Inc. *	2,741	106,351
Motorola Solutions, Inc.	2,976	137,759
NetApp, Inc. *	3,800	137,826
QUALCOMM, Inc.	17,820	974,754
SanDisk Corp. *	2,500	123,025
TE Connectivity Ltd.	4,500	138,645
Western Digital Corp. *	2,500	77,375
Xerox Corp.	15,067	119,933

		8,819,364

Telecommunication Services 2.9%
AT&T, Inc.	62,558	1,891,754
CenturyLink, Inc.	6,485	241,242
Frontier Communications Corp.	11,096	57,144
MetroPCS Communications, Inc. *	2,800	24,304
Sprint Nextel Corp. *	31,859	74,550
Verizon Communications, Inc.	29,854	1,197,743
Windstream Corp.	5,335	62,633

		3,549,370

Transportation 2.0%
C.H. Robinson Worldwide, Inc.	1,700	118,626
CSX Corp.	11,460	241,348
Expeditors International of Washington, Inc.	2,300	94,208
FedEx Corp.	3,320	277,253
Norfolk Southern Corp.	3,600	262,296
Ryder System, Inc.	600	31,884
Southwest Airlines Co.	8,686	74,352
Union Pacific Corp.	5,180	548,769
United Parcel Service, Inc., Class B	10,405	761,542

		2,410,278

Utilities 3.8%
Agl Resources, Inc.	1,143	48,303
Ameren Corp.	2,600	86,138
American Electric Power Co., Inc.	5,070	209,442
CenterPoint Energy, Inc.	4,550	91,410
CMS Energy Corp.	2,560	56,525
Consolidated Edison, Inc.	3,050	189,191
Constellation Energy Group, Inc.	2,100	83,307
Dominion Resources, Inc.	5,950	315,826
DTE Energy Co.	1,800	98,010

See financial notes 11

 Schwab S&P 500 Index Portfolio

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Duke Energy Corp.	13,983	307,626
Edison International	3,500	144,900
Entergy Corp.	1,927	140,767
Exelon Corp.	7,040	305,325
FirstEnergy Corp.	4,369	193,547
Integrys Energy Group, Inc.	897	48,599
NextEra Energy, Inc.	4,450	270,916
NiSource, Inc.	2,946	70,144
Northeast Utilities	1,800	64,926
NRG Energy, Inc. *	2,600	47,112
ONEOK, Inc.	1,100	95,359
Pepco Holdings, Inc.	2,250	45,675
PG&E Corp.	4,300	177,246
Pinnacle West Capital Corp.	1,150	55,407
PPL Corp.	6,110	179,756
Progress Energy, Inc.	3,180	178,144
Public Service Enterprise Group, Inc.	5,450	179,904
SCANA Corp.	1,200	54,072
Sempra Energy	2,531	139,205
Southern Co.	9,160	424,016
TECO Energy, Inc.	2,140	40,960
The AES Corp. *	7,250	85,840
Wisconsin Energy Corp.	2,500	87,400
Xcel Energy, Inc.	4,859	134,303

		4,649,301

Total Common Stock
(Cost $82,530,352)		121,187,085

Preferred Stock 0.0% of net assets

Retailing 0.0%
Orchard Supply Hardware Stores Corp. (d)(e)*	18	69

Total Preferred Stock
(Cost $72)		69

Issuer	Face Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.5% of net assets

Time Deposit 0.4%
Citibank
0.03%, 01/03/12	503,347	503,347

U.S. Treasury Bill 0.1%
U.S. Treasury Bill
0.01%, 03/15/12 (b)(f)	150,000	149,995

Total Short-Term Investments
(Cost $653,349)		653,342

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 0.1% of net assets

Wells Fargo Advantage Government Money Market Fund	138,821	138,821

Total Collateral Invested for Securities on Loan
(Cost $138,821)		138,821

End of Collateral Invested for Securities on Loan.

At 12/31/11, the tax basis cost of the fund’s investments was $86,268,483 and the unrealized appreciation and depreciation were $48,493,507 and ($12,921,494), respectively, with a net unrealized appreciation of $35,572,013.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is held as collateral for open futures contracts.
(c)	All or a portion of this security is on loan.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(e)	Illiquid security. At the period end, the value of these amounted to $138 or 0.0% of net assets.
(f)	The rate shown is the purchase yield.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 12/31/11.

		Contract	Unrealized
	Number of	Value	Gains
	Contracts	($)	($)

Futures Contract
S&P 500 Index, e-mini, Long, expires 03/16/12	10	626,300	11,283

12 See financial notes

 Schwab S&P 500 Index Portfolio

Statement of
Assets and Liabilities
As of December 31, 2011

Assets

Investments in affiliated issuers, at value (cost $104,733)		$128,432
Investments in unaffiliated issuers, at value (cost $83,079,040) including securities on loan of $137,319	+	121,712,064

Total investments, at value (cost $83,183,773)		121,840,496
Collateral invested for securities on loan		138,821
Receivables:
Investments sold		22,021
Fund shares sold		473,127
Dividends		183,135
Income from securities on loan		425
Interest		1
Prepaid expenses	+	1,882

Total assets		122,659,908

Liabilities

Collateral held for securities on loan		138,821
Payables:
Investment adviser and administrator fees		3,000
Due to brokers for futures		2,400
Fund shares redeemed		472
Accrued expenses	+	29,458

Total liabilities		174,151

Net Assets

Total assets		122,659,908
Total liabilities	−	174,151

Net assets		$122,485,757

Net Assets by Source
Capital received from investors		93,014,729
Net investment income not yet distributed		2,271,546
Net realized capital losses		(11,468,524)
Net unrealized capital gains		38,668,006

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$122,485,757		6,692,468		$18.30

See financial notes 13

 Schwab S&P 500 Index Portfolio

Statement of
Operations
For January 1, 2011 through December 31, 2011

Investment Income

Dividends received from affiliated issuer		$2,671
Dividends received from unaffiliated issuers		2,597,242
Interest		352
Securities on loan	+	10,054

Total investment income		2,610,319

Expenses

Investment adviser and administrator fees		187,540
Portfolio accounting fees		43,607
Professional fees		36,294
Shareholder reports		27,298
Trustees’ fees		25,998
Transfer agent fees		8,997
Custodian fees		7,733
Interest expense		90
Other expenses	+	11,769

Total expenses		349,326
Expense reduction by CSIM	−	8,997

Net expenses	−	340,329

Net investment income		2,269,990

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(254,100)
Net realized losses on futures contracts	+	(112,955)

Net realized losses		(367,055)
Net unrealized losses on affiliated issuer		(68,507)
Net unrealized gains on unaffiliated investments		19,858
Net unrealized losses on futures contracts	+	(7,733)

Net unrealized losses	+	(56,382)

Net realized and unrealized losses		(423,437)

Increase in net assets resulting from operations		$1,846,553

14 See financial notes

 Schwab S&P 500 Index Portfolio

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/11-12/31/11			1/1/10-12/31/10
Net investment income		$2,269,990	$2,216,740
Net realized losses		(367,055)	(242,623)
Net unrealized gains (losses)	+	(56,382)	14,492,560

Increase in net assets from operations		1,846,553	16,466,677

Distributions to Shareholders

Distributions from net investment income		($2,210,433)	($2,286,993)

Transactions in Fund Shares

		1/1/11-12/31/11		1/1/10-12/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,132,991	$21,137,896	1,082,558	$18,089,928
Shares reinvested		116,277	2,210,433	127,765	2,286,993
Shares redeemed	+	(1,284,871)	(23,399,980)	(2,283,960)	(38,393,906)

Net transactions in fund shares		(35,603)	($51,651)	(1,073,637)	($18,016,985)

Shares Outstanding and Net Assets

		1/1/11-12/31/11		1/1/10-12/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		6,728,071	$122,901,288	7,801,708	$126,738,589
Total decrease	+	(35,603)	(415,531)	(1,073,637)	(3,837,301)

End of period		6,692,468	$122,485,757	6,728,071	$122,901,288

Net investment income not yet distributed			$2,271,546		$2,221,891

See financial notes 15

 Schwab S&P 500 Index Portfolio

Financial Notes

1. Business Structure of the Fund:

Schwab S&P 500 Index Portfolio is a series of Schwab Annuity Portfolios (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:

Schwab Annuity Portfolios (organized January 21, 1994)
Schwab Money Market Portfolio
Schwab MarketTrack Growth Portfolio II
Schwab S&P 500 Index Portfolio

Schwab S&P 500 Index Portfolio offers one share class. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees may authorize the issuance of as many shares as necessary.

The fund is intended as an investment vehicle for variable annuity contracts and variable life insurance policies to be offered by separate accounts of participating life insurance companies and for pension and retirement plans qualified under the Internal Revenue Code of 1986, as amended.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to the procedures.

•	Futures Contracts: valued at their settlement prices as of the close of their exchanges.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

16

 Schwab S&P 500 Index Portfolio

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. The fund does not adjust the quoted prices for such investments, even in situations where the fund holds a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumption in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s investments as of December 31, 2011:

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$116,643,076	$—	$—	$116,643,076
Retailing	4,543,940	—	69	4,544,009
Preferred Stock(a)	—	—	69	69
Short-Term Investments(a)	—	653,342	—	653,342

Total	$121,187,016	$653,342	$138	$121,840,496

Other Financial Instruments
Collateral Invested for Securities on Loan	$138,821	$—	$—	$138,821
Futures Contracts*	11,283	—	—	11,283

The following is a reconciliation of Level 3 Investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	December 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	December 31,
Investments in Securities	2010	(Losses)	(Losses)	Purchases	Sales	in	out	2011

Common Stock	$—	$—	($2,733)	$2,802	$—	$—	$—	$69
Preferred Stock	—	—	(3)	72		—	—	69

Total	$—	$—	($2,736)	$2,874	$—	$—	$—	$138

 17

 Schwab S&P 500 Index Portfolio

Financial Notes (continued)

2. Significant Accounting Policies (continued):

*	Futures Contracts are valued at unrealized appreciation or depreciation.
(a)	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no significant transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2011.

The fund entered into equity index futures contracts (“futures”) during the period. The fund invested in futures to gain market exposure while still keeping a small portion of assets in cash for business operations. The fair value and due to brokers for futures contracts held at December 31, 2011 and the realized/unrealized gains (losses) on futures contracts held during the period ended December 31, 2011 are presented on the face of the Portfolio Holdings, Statement of Assets and Liabilities and Statement of Operations, respectively. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for further disclosures concerning the risks of investing in futures contracts. During the period, the monthly average value of futures contracts held by the fund was $894,028 and the monthly average number of contracts was 14.

(b) Accounting Policies for certain Portfolio Investments (if held):

Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (“variation margin”) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are realized. Futures are traded publicly on exchanges, and their market value changes daily.

Securities Lending: Under the Securities Lending Program, a fund (the “lender”) may make short-term loans of its securities to another party (the “borrower”) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. The initial collateral received by a fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan and is marked to market daily. The cash collateral of securities loaned is invested in money market portfolios registered under Rule 2a-7 of the 1940 Act. Securities lending income, as disclosed in a fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement.

If applicable, the value of the securities on loan as of December 31, 2011 and the value of the related collateral are disclosed in the Portfolio Holdings and the Statement of Assets and Liabilities.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly. A fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

18

 Schwab S&P 500 Index Portfolio

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The fund makes distributions from net investment income and net realized capital gains, if any, once a year.

(g) Custody Credit:

The fund has an arrangement with its custodian bank, under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to the participating insurance company’s (shareholders) separate accounts each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

(k) New Accounting Pronouncements:

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Updates (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, the FASB issued an update to requirements relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about

 19

 Schwab S&P 500 Index Portfolio

Financial Notes (continued)

2. Significant Accounting Policies (continued):

fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is evaluating the implications of these changes and their impact on the financial statements.

3. Risk Factors:

Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that you could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

The fund primarily follows the large-cap portion of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance is normally below that of the index.

As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Although the S&P 500 Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap stocks, which tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investment — bonds or mid- or small-cap stocks, for instance — the fund’s large-cap holdings could reduce performance.

The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.

A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.

Securities lending risk involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

20

 Schwab S&P 500 Index Portfolio

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:

Average Daily Net Assets

First $500 million	0.15%
More than $500 million but not exceeding $5 billion	0.09%
More than $5 billion but not exceeding $10 billion	0.08%
Over $10 billion	0.07%

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements (“expense limitation”) with the fund to limit the total annual fund operating expenses, excluding interest, taxes and certain non-routine expenses, to 0.28% through April 29, 2013, which may only be amended or terminated with the approval of the fund’s Board of Trustees.

The fund may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended December 31, 2011, the fund had no direct security transactions with other Schwab Funds

The fund may engage in certain transactions involving affiliates. For instance, the fund may own shares of The Charles Schwab Corporation if that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corporation shares owned by the fund during the report period:

					Realized	Dividends
Balance of			Balance of	Market	Gain (Loss)	Received
Shares Held	Gross	Gross	Shares Held	Value at	1/1/11 to	1/1/11 to
at 12/31/10	Additions	Sales	at 12/31/11	12/31/11	12/31/11	12/31/11

10,306	1,100	—	11,406	$128,432	$—	$2,671

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The fund had no interfund borrowing or lending activity during the period.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for the fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

7. Borrowing from Banks:

The fund has access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The fund pays interest on the amounts it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

 21

 Schwab S&P 500 Index Portfolio

Financial Notes (continued)

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended December 31, 2011, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

Purchases of Securities	Sales/Maturities of Securities

$5,099,097	$5,022,075

9. Federal Income Taxes:

As of December 31, 2011, the components of distributable earnings on a tax-basis were as follows:

Undistributed ordinary income	$2,266,907
Undistributed long-term capital gains	—
Unrealized appreciation on investments	48,493,507
Unrealized depreciation on investments	(12,921,494)
Other unrealized appreciation/(depreciation)	—

Net unrealized appreciation/(depreciation)	$35,572,013

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Capital loss carryforwards may be used to offset future realized capital gains, for federal income tax purposes. As of December 31, 2011, the fund had capital loss carryforwards available to offset future net capital gains before the expiration date as follows:

Expiration Date

December 31, 2012	$359,506
December 31, 2013	2,128,687
December 31, 2014	880,924
December 31, 2015	—
December 31, 2016	2,899,868
December 31, 2017	1,365,160
December 31, 2018	257,470
No expiration	476,277

Total	$8,367,892

For tax purposes, realized net capital losses incurred after October 31 may be deferred and treated as occurring on the first day of the following year. For the year ended December 31, 2011, the fund had no capital losses deferred and no capital losses utilized. The fund had a capital loss of $38,119 that expired in 2011.

The tax-basis components of distributions paid during the current and prior fiscal years were:

Current period distributions
Ordinary income	$2,210,433
Long-term capital gains	—
Return of capital	—

Prior period distributions
Ordinary income	$2,286,993
Long-term capital gains	—
Return of capital	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses, capital losses related to wash sales, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net

22

 Schwab S&P 500 Index Portfolio

Financial Notes (continued)

9. Federal Income Taxes (continued):

investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of December 31, 2011, the funds made the following reclassifications:

Capital shares	($38,116)
Undistributed net investment income	(9,902)
Net realized capital gains/(losses)	48,018

As of December 31, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2011, the fund did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

10. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab S&P 500 Index Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab S&P 500 Index Portfolio (one of the portfolios constituting Schwab Annuity Portfolios, hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 15, 2012

24

Other Federal Tax Information (unaudited)

For corporate shareholders, 100% of the fund’s dividend distributions paid during the fiscal year ended December 31, 2011, qualify under Internal Revenue code section 854(b)(1)(A) for the corporate dividends received deduction.

 25

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Annuity Portfolios which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 87 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Annuity Portfolios since 2000.)	Chairman of JDN Corporate Advisory LLC.	70	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Annuity Portfolios since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	70	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Annuity Portfolios since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	70	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Schwab Annuity Portfolios since 2011.)	Private Investor.	70	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Annuity Portfolios since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	70	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

26

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of Schwab Schwab Annuity Portfolios since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	70	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of Schwab Annuity Portfolios since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	70	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Annuity Portfolios since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	70	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Annuity Portfolios since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	87	None

 27

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Annuity Portfolios since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Annuity Portfolios since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Annuity Portfolios since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Annuity Portfolios since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of Schwab Annuity Portfolios since 2011.)	Senior Vice President, Charles Schwab & Co., Inc. (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

28

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Catherine MacGregor 1964 Vice President (Officer of Schwab Annuity Portfolios since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Schwab Annuity Portfolios since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 29

Notes

Schwab Money Market Portfoliotm

Annual report dated December 31, 2011

Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwabfunds.com/prospectus or the SEC’s website at www.sec.gov.

The Investment Environment

Although the investment environment has been challenging, recent signs suggest the potential for improvement. During the year ended December 31, 2011, geopolitical unrest, natural disasters, legislative gridlock in the U.S., S&P’s downgrade of long-term U.S. sovereign debt, the euro zone’s ongoing debt crisis, and a shifting outlook regarding economic prospects resulted in a frequently volatile investment environment. Amid the market turbulence, bonds generated solid returns and money market securities continued to help investors preserve their hard-earned capital. On the equity side, U.S. stocks finished mixed after a year that generally favored defensive shares, dividend-paying stocks, and some of the largest blue-chip names. Record corporate profits and historically appealing levels for financial metrics such as price-to-earnings ratios served as part of the backdrop for the stock market’s performance, as did a fourth-quarter rally. The Dow Jones Industrial Average returned 8.38%, outpacing the 2.11% return of the S&P 500 Index, and the −4.18% loss posted by the small-cap Russell 2000 Index.

Early year optimism that U.S. economic growth would reach self-sustaining levels ultimately met with disappointing results. Inflation-adjusted U.S. economic activity (real GDP) expanded at a lackluster 0.4% annual pace in the first quarter of 2011. Although growth accelerated to a 2.8% annualized rate in the fourth quarter (advance estimate), the year’s overall level of activity represented a deceleration from the 3.0% pace achieved in 2010. As a result, companies remained reluctant to add employees at a consistently meaningful pace and the unemployment rate hovered around 9.0% for most of 2011, before trending lower during the year’s final months.

Attempting to right the unsettled economic landscape, the Federal Reserve (the Fed) implemented a variety of conventional and unconventional monetary operations. On the more conventional side, the Fed kept the federal funds rate target at a historically low 0−0.25%, where rates have held since they were first cut to that level in December 2008. Less conventionally, the Fed completed a second round of quantitative easing in June, purchasing approximately $600 billion of long-term Treasuries over roughly a 10-month period. This effort was designed to spark a faster rate of expansion by keeping long-term interest rates low. In late September, the Fed began “Operation Twist,” an attempt to further reduce long-term interest rates and help the still-troubled U.S. housing sector, while essentially holding short-term rates steady.

This collective backdrop paved the way for solid returns by fixed-income securities. U.S. Treasuries turned in particularly strong performances, thanks in part to intermittent bouts of investors looking for a safe haven. The U.S. Treasury sector of the Barclays Aggregate U.S. Bond Index returned 9.81% for the 12 months, the U.S. Agency sector returned 4.82%, and the Corporate sector returned 8.15%, while the longer maturities in each of these categories easily outperformed shorter maturities. The rally also pushed down the yield of the 10-year Treasury bond to only 1.89% by the end of 2011, marking the first time in more than three decades that the yield on the benchmark bond finished a calendar year below 2.0%.

Money market instruments continued to offer a compelling means of achieving capital preservation for investors, even while posting near-zero returns. The historically low interest rate environment and periodic flights to safety drove up demand for short-term, highly liquid investments, a process that further reduced the already low yields on money market securities.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

Schwab Money Market Portfoliotm 1

Portfolio Management

Lynn Paschen, a managing director and portfolio manager of the investment adviser, is responsible for the overall management of the portfolio. She joined the firm in 2011 and has managed money market funds since 2003.

2 Schwab Money Market Portfoliotm

Schwab Money Market Portfolio™

The Schwab Money Market Portfolio (the portfolio) seeks the highest current income consistent with stability of capital and liquidity. To pursue its goal, the portfolio invests in high-quality short-term money market investments issued by U.S. and foreign issuers. Examples of these securities include commercial paper, certificates of deposit, repurchase agreements, variable-rate debt securities, and obligations issued by the U.S. government, its agencies, or instrumentalities. Since December 2008, when the Federal Reserve (the Fed) first cut short-term interest rates to present-day levels, yields on money market securities have remained historically low. This trend continued during the report period.

As a result, the fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses for the 12 months ended December 31, 2011, to help the fund maintain a positive net yield.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. Robust demand combined with limited supply continued to drive yields on taxable money market securities lower. Concern that the euro zone’s sovereign debt crisis could spread from Greece, Ireland, and Portugal to larger European countries featured prominently in that mix. Although the crisis remains unresolved and very politicized, European leaders are taking additional steps to stem the crisis.

Additionally, the downgrade of long-term U.S. debt by Standard & Poor’s heightened investors’ appetite for money market instruments, sparking a flight to quality that caused investors to flock U.S. Treasuries. Amid that backdrop, investors turned to regions such as Canada and Australia, pressuring yields lower in these regions in the process.

From a supply standpoint, issuance declined across several money market sectors, including commercial paper, Treasury bills, and government agency discount notes. The Fed concluded its Supplemental Financing Program as the government ran up against budgetary constraints, removing approximately $200 billion of Treasury bills from the market. Issuance of government agency discount notes from the Federal Home Loan Bank System declined sharply as well.

Positioning and Strategies. The fund’s investment adviser focused on stability of capital and ensured robust liquidity amid the volatile market backdrop, and strategically managed the portfolio based upon developing conditions. For example, the fund’s weighted average maturity (WAM) was proactively reduced early in the second half of 2011, as the euro zone’s debt crisis again took center stage. In addition, the fund’s holdings in Spain and Italy were eliminated as the crisis began to spread. Exposure to some European banks, most specifically those in the euro zone, were also selectively pared back.

As of 12/31/11:

 Portfolio Composition by Maturity1

% of Investments

1-15 Days	35.8%
16-30 Days	23.2%
31-60 Days	14.6%
61-90 Days	14.5%
91-120 Days	1.4%
More than 120 Days	10.5%

 Statistics

Weighted Average Maturity[2]	46 Days
Credit Quality of Holdings[3] % of portfolio	100% Tier 1

 Portfolio Composition by Security Type4

% of Investments

Government Agency & Other Government Securities[5]	78.4%
Repurchase Agreement	21.6%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.
[5]	Includes debt issued by Straight A Funding LLC, which the U.S. Securities and Exchange Commission (SEC) has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

Schwab Money Market Portfoliotm 3

Performance and Fund Facts as of 12/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields1,2

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Money
Market Portfolio

Seven-Day Yield	0.01%

Seven-Day Effective Yield	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

[1]	Portfolio yields do not reflect the additional fees and expenses imposed by the insurance company under the variable insurance product contract. If those contract fees and expenses were included, the yields would be less than those shown. Please refer to the variable insurance product prospectus for a complete listing of these expenses.
[2]	The investment adviser and its affiliates have voluntarily waived expenses to maintain a positive net yield for the fund (voluntary expense waiver). Without the voluntary expense waiver, the fund’s yield would have been lower. The voluntary expense waiver added 0.35% to the seven-day yield. Please see Note 4 in the Financial Notes section for additional details.

4 Schwab Money Market Portfoliotm

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

The fund incurs ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2011 and held through December 31, 2011.

The Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

The Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/11	at 12/31/11	7/1/11–12/31/11

Schwab Money Market Portfoliotm
Actual Return	0.06%	$1,000	$1,000.10	$0.30
Hypothetical 5% Return	0.06%	$1,000	$1,024.90	$0.31

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for the portfolio are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

Schwab Money Market Portfoliotm 5

Schwab Money Market Portfolio™

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–	1/1/09–		1/1/08–	1/1/07–
	12/31/11		12/31/10	12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00	1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00 [1]	0.00	[1]	0.02	0.05
Net realized and unrealized gains (losses)	(0.00)[1]		(0.00)[1]	0.00	[1]	—	—

Total from investment operations	0.00	[1]	0.00 [1]	0.00	[1]	0.02	0.05
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]	(0.00)[1]		(0.02)	(0.05)
Distributions from net realized gains	—		(0.00)[1]	—		—	—

Total distributions	(0.00)[1]		(0.00)[1]	(0.00)[1]		(0.02)	(0.05)

Net asset value at end of period	1.00		1.00	1.00		1.00	1.00

Total return (%)	0.01		0.05	0.10		2.12	4.74

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.10	[2]	0.18 [2]	0.34	[2,3]	0.42	0.44
Gross operating expenses	0.45		0.46	0.47		0.42	0.44
Net investment income (loss)	0.01		0.01	0.12		2.06	4.62
Net assets, end of period ($ x 1,000,000)	144		149	163		268	215

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
3 The ratio of net operating expenses would have been 0.31% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

6 See financial notes

 Schwab Money Market Portfolio

Portfolio Holdings as of December 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

78.2%	Fixed-Rate Obligations	112,801,909	112,801,909
21.6%	Repurchase Agreements	31,162,272	31,162,272

99.8%	Total Investments	143,964,181	143,964,181
0.2%	Other Assets and Liabilities, Net		277,349

100.0%	Net Assets		144,241,530

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Obligations 78.2% of net assets

Government Agency Debt 78.2%
Fannie Mae
		0.08%		01/11/12	3,000,000	2,999,937
		0.88%		01/12/12	1,900,000	1,900,479
		0.02%		01/17/12	3,000,000	2,999,973
		0.11%		02/01/12	1,000,000	999,905
		0.01%		02/22/12	1,950,000	1,949,972
		0.12%		02/22/12	2,500,000	2,499,567
		0.02%		03/21/12	5,000,000	4,999,833
		0.09%		03/28/12	1,000,000	999,795
Farm Credit System
		2.00%		01/17/12	2,000,000	2,001,709
		0.03%		02/16/12	200,000	199,992
		0.09%		02/16/12	4,400,000	4,399,494
		0.11%		05/09/12	1,000,000	999,606
		0.10%		07/03/12	1,000,000	999,489
		0.10%		07/25/12	2,230,000	2,228,724
		0.12%		08/24/12	2,000,000	1,998,427
Federal Home Loan Bank
		0.04%		01/04/12	7,000,000	6,999,977
		0.03%		01/25/12	4,375,000	4,374,904
		0.12%		02/01/12	2,000,000	1,999,793
		0.32%		02/01/12	1,000,000	999,997
		0.12%		02/06/12	1,500,000	1,499,820
		0.01%		02/17/12	2,300,000	2,299,970
		0.09%		03/23/12	2,000,000	1,999,590
		0.13%		10/02/12	1,100,000	1,098,908
Freddie Mac
		0.04%		01/09/12	5,450,000	5,449,956
		0.04%		01/10/12	2,982,000	2,981,970
		0.03%		01/17/12	3,000,000	2,999,960
		0.13%		01/17/12	5,000,000	4,999,722
		0.02%		01/17/12	5,000,000	4,999,967
		0.06%		01/23/12	2,325,000	2,324,922
		0.05%		01/24/12	1,000,000	999,968
		0.04%		01/24/12	2,910,000	2,909,926

See financial notes 7

 Schwab Money Market Portfolio

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.02%		01/24/12	4,822,000	4,821,954
		0.08%		02/06/12	2,193,000	2,192,836
		0.01%		02/10/12	2,000,000	1,999,978
		0.02%		03/05/12	1,200,000	1,199,968
		0.02%		03/12/12	800,000	799,976
		0.03%		03/12/12	1,051,000	1,050,948
		0.03%		03/19/12	6,875,000	6,874,553
		0.09%		04/03/12	2,000,000	1,999,535
		0.06%		05/21/12	4,000,000	3,999,060
		0.10%		07/11/12	2,000,000	1,998,933
		0.10%		08/06/12	1,750,000	1,748,993
Straight A Funding, LLC	a,b,c,d	0.19%		03/09/12	3,000,000	2,998,923

Total Fixed-Rate Obligations
(Cost $112,801,909)						112,801,909

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Repurchase Agreements 21.6% of net assets

Treasury Repurchase Agreement 21.6%
Barclays Capital, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Treasury Securities with a value of $15,300,136, issued 12/30/11, due 01/03/12.		0.02%		01/03/12	15,000,033	15,000,000

Credit Suisse Securities (USA), LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Treasury Securities with a value of $16,490,260, issued 12/30/11, due 01/03/12.		0.02%		01/03/12	16,162,308	16,162,272

Total Repurchase Agreements
(Cost $31,162,272)						31,162,272

End of Investments.

At 12/31/11, the tax basis cost of the fund’s investments was $143,964,181.

a	Credit-enhanced security.
b	Asset-backed security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $2,998,923 or 2.1% of net assets.
d	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

8 See financial notes

 Schwab Money Market Portfolio

Statement of
Assets and Liabilities
As of December 31, 2011

Assets

Investments, at cost and value		$112,801,909
Repurchase agreements, at cost and value	+	31,162,272

Total investments, at cost and value (Note 2a)		143,964,181
Receivables:
Fund shares sold		695,042
Interest		27,460
Due from adviser		55
Prepaid expenses	+	1,710

Total assets		144,688,448

Liabilities

Payables:
Fund shares redeemed		409,822
Accrued expenses	+	37,096

Total liabilities		446,918

Net Assets

Total assets		144,688,448
Total liabilities	−	446,918

Net assets		$144,241,530

Net Assets by Source
Capital received from investors		144,242,629
Net realized capital losses		(1,099)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$144,241,530		144,289,454		$1.00

See financial notes 9

 Schwab Money Market Portfolio

Statement of
Operations
For January 1, 2011 through December 31, 2011

Investment Income

Interest		$153,192

Expenses

Investment adviser and administrator fees		503,085
Portfolio accounting fees		38,967
Professional fees		32,338
Trustees’ fees		27,970
Shareholder reports		18,849
Custodian fees		10,714
Transfer agent fees		9,870
Other expenses	+	2,903

Total expenses		644,696
Expense reduction by CSIM and/or Schwab	−	505,604
Custody credits	−	268

Net expenses	−	138,824

Net investment income		14,368

Realized Gains (Losses)

Net realized losses on investments		(39)

Increase in net assets resulting from operations		$14,329

10 See financial notes

 Schwab Money Market Portfolio

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/11-12/31/11			1/1/10-12/31/10
Net investment income		$14,368	$15,653
Net realized losses	+	(39)	(1,060)

Increase in net assets from operations		14,329	14,593

Distributions to Shareholders

Distributions from net investment income		(14,368)	(15,653)
Distributions from net realized gains	+	—	(58,499)

Total distributions		(14,368)	(74,152)

Transactions in Fund Shares*

Shares sold		128,738,180	137,723,954
Shares reinvested		14,391	74,148
Shares redeemed	+	(133,267,372)	(152,235,909)

Net transactions in fund shares		(4,514,801)	(14,437,807)

Net Assets

Beginning of period		148,756,370	163,253,736
Total decrease	+	(4,514,840)	(14,497,366)

End of period		$144,241,530	$148,756,370

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 11

 Schwab Money Market Portfolio

Financial Notes

1. Business Structure of the Fund:

Schwab Money Market Portfolio is a series of Schwab Annuity Portfolios (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:

Schwab Annuity Portfolios (organized January 21, 1994)
Schwab Money Market Portfolio
Schwab MarketTrack Growth Portfolio II
Schwab S&P 500 Index Portfolio

Schwab Money Market Portfolio offers one share class. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees may authorize the issuance of as many shares as necessary.

The fund is intended as an investment vehicle for variable annuity contracts and variable life insurance policies to be offered by separate accounts of participating life insurance companies and for pension and retirement plans qualified under the Internal Revenue Code of 1986, as amended.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the fund are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The fund does not adjust the quoted prices for such investments, even in situations where the fund holds a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money

12

 Schwab Money Market Portfolio

Financial Notes (continued)

2. Significant Accounting Policies (continued):

funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the fund’s own assumption in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2011, all of the fund’s investment securities were classified as Level 2. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no significant transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2011.

(b) Accounting Policies for certain Portfolio Investments (if held):

Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. Repurchase agreements subject a fund to counterparty risk, meaning that the fund could lose money if the other party fails to perform under the terms of the agreement. The fund mitigates this risk by ensuring that a fund’s repurchase agreements are collateralized by cash, U.S. government securities, fixed income securities, equity securities or other types of securities. All collateral is held by the fund’s custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. Investments in repurchase agreements are also based on a review of the credit quality of the repurchase agreement counterparty.

Delayed-Delivery Transactions: The fund may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The fund will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

 13

 Schwab Money Market Portfolio

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(f) Distributions to Shareholders:

The fund declares distributions from net investment income, if any, every day it is open for business. These distributions are paid out to the insurance company separate accounts once a month. The fund declares distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The fund has an arrangement with its custodian bank, State Street Bank and Trust Company (“State Street”), under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to the participating insurance company’s (shareholders) separate accounts each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

(k) New Accounting Pronouncements:

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Updates (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, the FASB issued an update to requirements relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is evaluating the implications of these changes and their impact on the financial statements.

14

 Schwab Money Market Portfolio

Financial Notes (continued)

3. Risk Factors:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the fund.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also will be low. In addition, to the extent the fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer of a fund investment fails to make timely principal or interest payments or if a guarantor, liquidity provider or counterparty of a fund investment fails to honor its obligations. Even though the fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the portfolio if the other party should default on its obligations and the portfolio is delayed or prevented from recovering or disposing of the collateral. The negative perceptions of the ability of an issuer, guarantor, liquidity provider or counterparty to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

Many of the U.S. government securities that the fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities a portfolio owns do not extend to shares of the portfolio itself.

The fund’s investments in securities of foreign issuers or securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities of U.S. issuers or securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag those of other money market funds.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

 15

 Schwab Money Market Portfolio

Financial Notes (continued)

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

Contractual Expense Limitation

Although these agreements specify certain fees for these services, CSIM and Schwab have made an additional agreement (“expense limitation”) with the fund to limit the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses to 0.5% through April 29, 2013, which may only be amended or terminated with the approval of the fund’s Board of Trustees.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for the fund. Schwab and the investment adviser may recapture from the fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. These reimbursement payments by the fund to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the fund’s future yield. There were no prior year amounts recaptured. As of December 31, 2011, the balance of recoupable expenses is as follows:

	Expiration Date
	December 31, 2012	December 31, 2013	December 31, 2014	Total

Schwab Money Market Portfolio	$267,054	$426,637	$495,734	$1,189,425

The fund may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended December 31, 2011, the fund had no direct security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The fund had no interfund borrowing or lending activity during the period.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for the fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these

16

 Schwab Money Market Portfolio

Financial Notes (continued)

6. Board of Trustees (continued):

limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

7. Borrowing from Banks:

The fund has access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The fund pays interest on the amount it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Federal Income Taxes:

As of December 31, 2011, the fund had no distributable earnings on a tax basis.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2011, the fund had capital loss carryforwards of $1,060 available to offset future net capital gains before the expiration date of December 31, 2018 and $39 with no expiration.

For tax purposes, realized net capital losses incurred after October 31, may be deferred and treated as occurring on the first day of the following year. For the year ended December 31, 2011, the fund had no capital losses deferred and no capital losses utilized.

The tax-basis components of distributions paid during the current and prior fiscal years were:

Current period distributions
Ordinary income	$14,368

Prior period distributions
Ordinary income	$74,152

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; capital losses related to wash sales, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of December 31, 2011, no such reclassifications were required.

As of December 31, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2011, the fund did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

 17

 Schwab Money Market Portfolio

Financial Notes (continued)

8. Federal Income Taxes (continued):

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

9. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Money Market Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Money Market Portfolio (one of the portfolios constituting Schwab Annuity Portfolios, hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 15, 2012

 19

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Annuity Portfolios which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 87 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Annuity Portfolios since 2000.)	Chairman of JDN Corporate Advisory LLC.	70	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Annuity Portfolios since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	70	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Annuity Portfolios since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	70	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Schwab Annuity Portfolios since 2011.)	Private Investor.	70	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Annuity Portfolios since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	70	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

20

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of Schwab Schwab Annuity Portfolios since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	70	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of Schwab Annuity Portfolios since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	70	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Annuity Portfolios since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	70	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Annuity Portfolios since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	87	None

 21

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Annuity Portfolios since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Annuity Portfolios since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Annuity Portfolios since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Annuity Portfolios since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of Schwab Annuity Portfolios since 2011.)	Senior Vice President, Charles Schwab & Co., Inc. (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

22

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Catherine MacGregor 1964 Vice President (Officer of Schwab Annuity Portfolios since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Schwab Annuity Portfolios since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 23

Notes

Schwab MarketTrack Growth Portfolio IItm

Annual report dated December 31, 2011

Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwabfunds.com/prospectus or the SEC’s website at www.sec.gov.

The Investment Environment

Although the investment environment has been challenging, recent signs suggest the potential for improvement. During the year ended December 31, 2011, geopolitical unrest, natural disasters, legislative gridlock in the U.S., S&P’s downgrade of long-term U.S. sovereign debt, the euro zone’s ongoing debt crisis, and a shifting outlook regarding economic prospects resulted in a frequently volatile investment environment. Amid the market turbulence, bonds generated solid returns and money market securities continued to help investors preserve their hard-earned capital. On the equity side, U.S. stocks finished mixed after a year that generally favored defensive shares, dividend-paying stocks, and some of the largest blue-chip names. Record corporate profits and historically appealing levels for financial metrics such as price-to-earnings ratios served as part of the backdrop for the stock market’s performance, as did a fourth-quarter rally. The Dow Jones Industrial Average returned 8.38%, outpacing the 2.11% return of the S&P 500 Index, and the −4.18% loss posted by the small-cap Russell 2000 Index.

Early year optimism that U.S. economic growth would reach self-sustaining levels ultimately met with disappointing results. Inflation-adjusted U.S. economic activity (real GDP) expanded at a lackluster 0.4% annual pace in the first quarter of 2011. Although growth accelerated to a 2.8% annualized rate in the fourth quarter (advance estimate), the year’s overall level of activity represented a deceleration from the 3.0% pace achieved in 2010. As a result, companies remained reluctant to add employees at a consistently meaningful pace and the unemployment rate hovered around 9.0% for most of 2011, before trending lower during the year’s final months.

Attempting to right the unsettled economic landscape, the Federal Reserve (the Fed) implemented a variety of conventional and unconventional monetary operations. On the more conventional side, the Fed kept the federal funds rate target at a historically low 0−0.25%, where rates have held since they were first cut to that level in December 2008. Less conventionally, the Fed completed a second round of quantitative easing in June, purchasing approximately $600 billion of long-term Treasuries over roughly a 10-month period. This effort was designed to spark a faster rate of expansion by keeping long-term interest rates low. In late September, the Fed began “Operation Twist,” an attempt to further reduce long-term interest rates and help the still-troubled U.S. housing sector, while essentially holding short-term rates steady.

This collective backdrop paved the way for solid returns by fixed-income securities. U.S. Treasuries turned in particularly strong performances, thanks in part to intermittent bouts of investors looking for a safe haven. The U.S. Treasury sector of the Barclays Aggregate U.S. Bond Index returned 9.81% for the 12 months, the U.S. Agency sector returned 4.82%, and the Corporate sector returned 8.15%, while the longer maturities in each of these categories easily outperformed shorter maturities. The rally also pushed down the yield of the 10-year Treasury bond to only 1.89% by the end of 2011, marking the first time in more than three decades that the yield on the benchmark bond finished a calendar year below 2.0%.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

2.11%	S&P 500® Index: measures U.S. large-cap stocks

−4.18%	Russell 2000® Index: measures U.S. small-cap stocks

−11.73%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

7.84%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

0.07%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab MarketTrack Growth Portfolio II 1

The Investment Environment continued

Money market instruments continued to offer a compelling means of achieving capital preservation for investors, even while posting near-zero returns. The historically low interest rate environment and periodic flights to safety drove up demand for short-term, highly liquid investments, a process that further reduced the already low yields on money market securities.

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

2 Schwab MarketTrack Growth Portfolio II

Portfolio Management

Jake M. Gilliam, CFA, a portfolio manager of the investment adviser, is responsible for the day-to-day management of the portfolio. He was appointed portfolio manager in 2011. Since 2007, he has been a portfolio manager with the Schwab Institutional Asset Management team.

Schwab MarketTrack Growth Portfolio II 3

Schwab MarketTrack Growth Portfolio II™

The Schwab MarketTrack Growth Portfolio II (the portfolio) seeks high capital growth with less volatility than an all-stock portfolio. The portfolio primarily invests in a fund-of-funds structure that involves holding stock, bond, and money market funds selected from within the Schwab Funds and Laudus Funds complex but may buy individual securities to accomplish its objective. The portfolio seeks to remain close to the target allocations of 80% stocks, 15% bonds, and 5% cash, with the stock allocation further diversified into large-cap, small-cap, and international equities. (For current index allocations, please see footnote 1 on the next page.) The portfolio uses the internally calculated Growth Composite Index (the composite index) as a performance gauge.

The portfolio returned -1.01% for the 12 months ended December 31, 2011, while the composite index returned -0.50%. Because the return of the composite index does not include operational and transactional costs, the return of the portfolio tends to differ from that of the composite index.

Market Highlights. Lower-risk assets generally outperformed riskier investments in 2011, as investors endured remarkable volatility sparked by a seemingly inexhaustible series of market-moving events. Slower economic growth in China and Japan’s disasters amplified the impact of developments, while the euro zone’s sovereign debt crisis reemerged as a central concern during the latter part of the year. Collectively, such factors fueled sharp losses for Asia-Pacific and emerging-market stocks, as investors fled toward perceived safe havens such as U.S. markets. As explained in this report’s Investment Environment letter, U.S. stocks generated bullish to bearish returns amid these developments, while long-term, high-credit-quality U.S. bonds posted solid returns, and money market securities helped to preserve capital. For the year, the MSCI EAFE Index returned -11.73%, the Barclays Capital U.S. Treasury Bills: 1-3 Month Index returned 0.07%, the Dow Jones U.S. Total Stock Market Index returned 1.08%, and the Barclays Capital U.S. Aggregate Bond Index returned 7.84%.

Positioning and Strategies. Investments in U.S. bonds provided the greatest positive impact on the portfolio’s total return (absolute performance). For example, an allocation in the Schwab Total Bond Market Fund—which returned 7.40%—generated a meaningful contribution. Representing roughly 15% of the portfolio, this investment benefited from its significant exposure to U.S. Treasuries, which were primary beneficiaries of the intermittent flights to quality as global events shook investors’ confidence. The Federal Reserve’s buying of long-maturity Treasuries in an effort to stimulate the U.S. economy helped the performance of such securities as well, pushing yields to historical lows.

An allocation in international equities weighed on the portfolio’s total return more than any other holdings. The same global headwinds that helped U.S. Treasuries outperform hindered the returns of overseas stocks, with Latin American markets and Asia-Pacific regions in particular retreating for the year. As a result, the portfolio’s 20% allocation in the Schwab International Index Fund—which returned -11.71%—was a substantial performance drag.

The portfolio’s performance was also reduced by an investment in small-cap stocks. Although the Schwab Small-Cap Index Fund (a 20% investment allocation) was the best performing equity fund for the portfolio in 2010, the slow-growth environment that prevailed in 2011 favored the largest blue chip names and more defensive strategies, such as dividend-paying stocks. Small-cap stocks languished in that environment, as demonstrated by the -4.18% return of the Russell 2000 Index.

As of 12/31/11:
 Statistics

Number of Holdings	7
Portfolio Turnover Rate	20%

 Asset Class Weightings % of Investments

Equity Funds - Large-Cap	40.1%
Equity Funds - International	20.0%
Equity Funds - Small-Cap	19.9%
Fixed-Income Funds - Intermediate-Term Bond	15.0%
Money Market Funds	3.9%
Short-Term Investments	1.1%
Total	100.0%

 Top Holdings % Net Assets1

Schwab S&P 500 Index Fund	30.1%
Schwab International Index Fund	20.0%
Schwab Small-Cap Index Fund	20.0%
Schwab Total Bond Market Fund	15.0%
Schwab 1000 Index Fund	10.1%
Schwab Value Advantage Money Fund, Institutional Prime Shares	3.9%
Total	99.1%

Manager views and portfolio holdings may have changed since the report date.

Small-company stocks are subject to greater volatility than other asset categories.

Foreign securities can involve risks such as political and economic instability and currency risk.

[1]	This list is not a recommendation of any security by the investment adviser.

4 Schwab MarketTrack Growth Portfolio II

 Schwab MarketTrack Growth Portfolio IItm

Performance Summary as of 12/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

December 31, 2001 – December 31, 2011
Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2,3

Portfolio and Inception Date	1 Year	5 Years	10 Years

Portfolio: Schwab MarketTrack Growth Portfolio IItm (11/1/96)	-1.01%	0.23%	3.96%
Growth Composite Index	-0.50%	0.59%	4.51%
S&P 500® Index	2.11%	-0.25%	2.92%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.78%
Fund Category: Morningstar Aggressive Allocation Blend	-3.55%	-1.22%	2.78%

Portfolio Expense Ratios4: Net 0.69%; Gross 0.96%

Average annual return figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	The Growth Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 60% Dow Jones U.S. Total Stock Market Index, 20% MSCI EAFE Index, 15% Barclays Capital U.S. Aggregate Bond Index, and 5% Barclays Capital U.S. Treasury Bills: 1-3 Months Index. The index is maintained by Charles Schwab Investment Management, Inc. Dow Jones U.S. Total Stock Market Index is an index that measures the performance of U.S. equity securities with readily available prices.
[2]	Portfolio expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the portfolio’s returns would have been lower. Portfolio performance does not reflect the additional fees and expenses imposed by the insurance company under the variable insurance product contract. If those contract fees and expenses were included, the performance would be less than that shown. Please refer to the variable insurance product prospectus for a complete listing of these expenses.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Includes expenses of the Underlying Funds in which the Portfolio invests. The annualized weighted average expense ratio of the Underlying Funds was 0.19%. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 4/29/13. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab MarketTrack Growth Portfolio II 5

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

The fund incurs ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2011 and held through December 31, 2011.

The Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

The Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/11	at 12/31/11	7/1/11–12/31/11

Schwab MarketTrack Growth Portfolio IItm
Actual Return	0.50%	$1,000	$939.70	$2.44
Hypothetical 5% Return	0.50%	$1,000	$1,022.68	$2.55

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for the portfolio are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

6 Schwab MarketTrack Growth Portfolio II

Schwab MarketTrack Growth Portfolio II™

Financial Statements

Financial Highlights

	1/1/11–	1/1/10–	1/1/09–	1/1/08–	1/1/07–
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	14.89	13.40	11.09	17.76	17.64

Income (loss) from investment operations:
Net investment income (loss)	0.27 [1]	0.20 [1]	0.25	0.36	0.37
Net realized and unrealized gains (losses)	(0.40)	1.62	2.41	(5.95)	0.63

Total from investment operations	(0.13)	1.82	2.66	(5.59)	1.00
Less distributions:
Distributions from net investment income	(0.26)	(0.33)	(0.35)	(0.41)	(0.45)
Distributions from net realized gains	—	—	—	(0.67)	(0.43)

Total distributions	(0.26)	(0.33)	(0.35)	(1.08)	(0.88)

Net asset value at end of period	14.50	14.89	13.40	11.09	17.76

Total return (%)	(1.01)	13.62	24.02	(31.35)	5.64

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[2]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[2]	0.80	0.77	0.77	0.73	0.67
Net investment income (loss)	1.78	1.41	2.03	2.23	2.06
Portfolio turnover rate	20	22	12	14	6
Net assets, end of period ($ x 1,000,000)	28	29	36	30	48

1 Calculated based on the average shares outstanding during the period.
2 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.

See financial notes 7

 Schwab MarketTrack Growth Portfolio II

Portfolio Holdings as of December 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

99.1%		Other Investment Companies	24,843,270	27,575,740
1.1%		Short-Term Investment	298,263	298,263

100.2%		Total Investments	25,141,533	27,874,003
(0	.2)%	Other Assets and Liabilities, Net		(49,843)

100.0%		Net Assets		27,824,160

	Number	Value
Security	of Shares	($)

Other Investment Companies 99.1% of net assets

Equity Funds 80.2%

International 20.0%
Schwab International Index Fund (a)	381,058	5,567,257

Large-Cap 40.2%
Schwab 1000 Index Fund (a)	79,694	2,818,775
Schwab S&P 500 Index Fund (a)	428,109	8,378,103

		11,196,878

Small-Cap 20.0%
Schwab Small-Cap Index Fund (a)	292,103	5,552,885

		22,317,020

Fixed-Income Fund 15.0%

Intermediate-Term Bond 15.0%
Schwab Total Bond Market Fund (a)	435,192	4,173,493

Money Market Fund 3.9%
Schwab Value Advantage Money Fund, Institutional Prime Shares (a)	1,085,227	1,085,227

Total Other Investment Companies
(Cost $24,843,270)		27,575,740

Issuer	Face Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 1.1% of net assets

Time Deposit 1.1%
Citibank
0.03%, 01/03/12	298,263	298,263

Total Short-Term Investment
(Cost $298,263)		298,263

End of Investments.

At 12/31/11, the tax basis cost of the fund’s investments was $25,887,070 and the unrealized appreciation and depreciation were $2,035,429 and ($48,496) respectively, with a net unrealized appreciation of $1,986,933

(a)	Issuer is affiliated with the fund’s adviser.

8 See financial notes

 Schwab MarketTrack Growth Portfolio II

Statement of
Assets and Liabilities
As of December 31, 2011

Assets

Investments in affiliated underlying funds, at value (cost $24,843,270)		$27,575,740
Investments in unaffiliated issuers, (cost $298,263)	+	298,263

Total investments, at value (cost $25,141,533)		27,874,003
Receivables:
Dividends		11,725
Fund shares sold		125
Prepaid expenses	+	422

Total assets		27,886,275

Liabilities

Payables:
Investment adviser and administrator fees		8,239
Fund shares redeemed		20,953
Accrued expenses	+	32,923

Total liabilities		62,115

Net Assets

Total assets		27,886,275
Total liabilities	−	62,115

Net assets		$27,824,160

Net Assets by Source
Capital received from investors		25,378,023
Net investment income not yet distributed		685,736
Net realized capital losses		(972,069)
Net unrealized capital gains		2,732,470

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$27,824,160		1,918,926		$14.50

See financial notes 9

 Schwab MarketTrack Growth Portfolio II

Statement of
Operations
For January 1, 2011 through December 31, 2011

Investment Income

Dividends received from affiliated underlying funds		$667,134
Interest	+	113

Total investment income		667,247

Expenses

Investment adviser and administrator fees		128,616
Professional fees		36,781
Shareholder reports		25,560
Trustees’ fees		14,887
Portfolio accounting fees		14,646
Transfer agent fees		8,953
Custodian fees		3,593
Other expenses	+	1,031

Total expenses		234,067
Expense reduction by CSIM	−	87,914

Net expenses	−	146,153

Net investment income		521,094

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		433,106
Net realized losses on sales of affiliated underlying funds		(492)
Net realized losses on unaffiliated investments	+	(24)

Net realized gains		432,590
Net unrealized losses on affiliated underlying funds		(1,309,581)
Net unrealized gains on investments	+	1,447

Net unrealized losses	+	(1,308,134)

Net realized and unrealized losses		(875,544)

Decrease in net assets resulting from operations		($354,450)

10 See financial notes

 Schwab MarketTrack Growth Portfolio II

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/11-12/31/11			1/1/10-12/31/10
Net investment income		$521,094	$503,414
Net realized gains		432,590	2,131,453
Net unrealized gains (losses)	+	(1,308,134)	1,561,320

Increase (Decrease) in net assets from operations		(354,450)	4,196,187

Distributions to Shareholders

Distributions from net investment income		($503,156)	($631,201)

Transactions in Fund Shares

		1/1/11-12/31/11		1/1/10-12/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		203,309	$3,088,848	303,390	$4,292,132
Shares reinvested		32,609	503,155	43,086	631,201
Shares redeemed	+	(282,701)	(4,178,384)	(1,059,093)	(15,105,890)

Net transactions in fund shares		(46,783)	($586,381)	(712,617)	($10,182,557)

Shares Outstanding and Net Assets

		1/1/11-12/31/11		1/1/10-12/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		1,965,709	$29,268,147	2,678,326	$35,885,718
Total decrease	+	(46,783)	(1,443,987)	(712,617)	(6,617,571)

End of period		1,918,926	$27,824,160	1,965,709	$29,268,147

Net investment income not yet distributed			$685,736		$503,133

See financial notes 11

 Schwab MarketTrack Growth Portfolio II

Financial Notes

1. Business Structure of the Fund:

Schwab MarketTrack Growth Portfolio II is a series of Schwab Annuity Portfolios (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:

Schwab Annuity Portfolios (organized January 21, 1994)
Schwab Money Market Portfolio
Schwab MarketTrack Growth Portfolio II
Schwab S&P 500 Index Portfolio

The Schwab MarketTrack Growth Portfolio II is primarily a “fund of funds” as it invests a major portion of its assets in a combination of other Schwab Funds (underlying funds) to achieve its investment objectives and maintain its asset allocation. The fund may also invest directly in equity or fixed income securities, cash equivalents and futures to achieve its investment objectives. The fund bears its share of the allocable expenses of the underlying funds in which it invests. Such expenses are reflected in the net asset values of the underlying fund.

Schwab MarketTrack Growth Portfolio II offers one share class. Shares are bought and sold at closing net asset value (“NAV”) which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees may authorize the issuance of as many shares as necessary.

The fund is intended as an investment vehicle for variable annuity contracts and variable life insurance policies to be offered by separate accounts of participating life insurance companies and for pension and retirement plans qualified under the Internal Revenue Code of 1986, as amended.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the Securities Exchange Commission (“SEC”).

(a) Security Valuation:

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Underlying funds: valued at their respective net asset values.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The fund does not adjust the quoted prices for such investments, even in situations where the fund holds a large position and a sale

12

 Schwab MarketTrack Growth Portfolio II

Financial Notes (continued)

2. Significant Accounting Policies (continued):

could reasonably impact the quoted price. Investments in underlying funds are valued at their NAV daily and are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumption in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s investments as of December 31, 2011:

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies	$27,575,740	$—	$—	$27,575,740
Short-Term Investment(a)	—	298,263	—	298,263

Total	$27,575,740	$298,263	$—	$27,874,003

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

The funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no significant transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2011.

(b) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(c) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date). Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

(d) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

 13

 Schwab MarketTrack Growth Portfolio II

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(e) Distributions to Shareholders:

The fund makes distributions from net investment income and net realized capital gains, if any, once a year.

(f) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(g) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to the participating insurance company’s (shareholders) separate accounts each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(h) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

(i) New Accounting Pronouncements:

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Updates (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, the FASB issued an update to requirements relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is evaluating the implications of these changes and their impact on the financial statements.

3. Risk Factors:

Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money.

14

 Schwab MarketTrack Growth Portfolio II

Financial Notes (continued)

3. Risk Factors (continued):

Underlying Fund Investment Risk. The value of your investment in the fund is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.

•	Concentration Risk. To the extent that an underlying fund’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the underlying fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political, or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

•	Investment Risk: An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•	Investment Style Risk. The underlying funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Each underlying fund follows these stocks during upturns as well as downturns. Because of their indexing strategy, the underlying funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of an underlying fund’s expenses, the underlying fund’s performance is normally below that of the index.

•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•	Tracking Error Risk. Certain underlying funds seek to track the performance of their benchmark indices, although they may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

•	Large-Cap Risk. Many of the risks of the underlying funds are associated with their investment in the large-cap segments of the stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — bonds or mid- or small- cap stocks, for instance — an underlying fund’s large-cap holdings could reduce performance.

•	Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large-cap and mid-cap stocks, for instance — an underlying fund’s small-cap holdings could reduce performance.

•	Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

•	Currency Risk. As a result of an underlying fund’s investments in securities denominated in, and/or receiving revenues in foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in a fund would be adversely affected.

 15

 Schwab MarketTrack Growth Portfolio II

Financial Notes (continued)

3. Risk Factors (continued):

•	Derivatives Risk. An underlying fund’s use of derivatives instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested.

•	Debt Securities Risk. Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Underlying fund performance also could be affected if an issuer or guarantor of a bond held by a fund fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to their issuer’s ability to make timely payments or otherwise honor their obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy.

•	Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

•	Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Direct Investment Risk. The fund may invest directly in individual securities to maintain its allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.

Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:

Average Daily Net Assets

First $500 million	0.44%
Over $500 million	0.39%

Although this agreement specifies certain fees for these services, CSIM and Schwab have made additional agreements (“expense limitation”) with the fund to limit the total annual fund operating expenses, excluding interest, taxes and certain non-routine expenses, to 0.50% through April 29, 2013, which may only be amended or terminated with the approval of the fund’s Board of Trustees.

16

 Schwab MarketTrack Growth Portfolio II

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. As of December 31, 2011, the percentages of shares of other related funds owned by the MarketTrack Growth Portfolio II are:

Equity Funds:

International:
Schwab International Index Fund	0.4%
Large-Cap:
Schwab 1000 Index Fund	0.1%
Schwab S&P 500 Index Fund	0.1%
Small-Cap:
Schwab Small-Cap Index Fund	0.4%

Fixed-Income Fund:

Intermediate-Term Bond:
Schwab Total Bond Market Fund	0.4%

Money Market Fund:
Schwab Value Advantage Money Fund	0.0%	*

*	Less than 0.1%.

The fund may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended December 31, 2011, the fund had no direct security transactions with other Schwab Funds.

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended December 31, 2011.

						Realized	Distribution
	Balance of			Balance of	Market	Gain (Loss)	Received*
	Shares Held	Gross	Gross	Shares Held	Value at	1/1/11 to	1/1/11 to
Underlying Funds	at 12/31/10	Additions	Sales	at 12/31/11	12/31/11	12/31/11	12/31/11

Equity Funds:

International:
Schwab International Index Fund	341,377	88,747	(49,066)	381,058	$5,567,257	($7,931)	$218,027
Large-Cap:
Schwab 1000 Index Fund	78,605	8,746	(7,657)	79,694	2,818,775	(2,628)	169,899
Schwab S&P 500 Index Fund	448,788	43,968	(64,647)	428,109	8,378,103	(68,268)	169,222
Small-Cap:
Schwab Small-Cap Index Fund	278,682	86,527	(73,106)	292,103	5,552,885	70,816	414,167

Fixed-Income Fund:
Schwab Total Bond Market Fund	477,753	168,205	(210,766)	435,192	4,173,493	7,519	128,316

Money Market Fund:
Schwab Value Advantage Money Fund, Institutional Prime Shares	1,084,655	572	—	1,085,227	1,085,227	—	609

Total					$27,575,740	($492)	$1,100,240

*	Distributions received include distributions from net investment income and capital gains from the underlying funds.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject

 17

 Schwab MarketTrack Growth Portfolio II

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The fund had no interfund borrowing or lending activity during the period.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for the fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

7. Borrowing from Banks:

The fund has access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The fund pays interest on the amounts it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended December 31, 2011, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

Purchases of Securities	Sales/Maturities of Securities

$5,766,375	$5,827,640

9. Federal Income Taxes:

As of December 31, 2011, the components of distributable earnings on a tax-basis were as follows:

Undistributed ordinary income	$685,736
Undistributed long-term capital gains	—
Unrealized appreciation on investments	1,986,933
Other unrealized appreciation/(depreciation)	—

Net unrealized appreciation/(depreciation)	$1,986,933

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Capital loss carryforwards may be used to offset future realized capital gains, for federal income tax purposes. As of December 31, 2011, the fund had capital loss carryforwards available to offset future net capital gains before the expiration date as follows:

Expiration Date

December 31, 2017	$226,528

For tax purposes, realized net capital losses incurred after October 31, may be deferred and treated as occurring on the first day of the following year. For the year ended December 31, 2011, the fund had no capital losses deferred and had $319,361 capital losses utilized.

18

 Schwab MarketTrack Growth Portfolio II

Financial Notes (continued)

9. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were:

Current period distributions
Ordinary income	$503,156
Long-term capital gains	—
Return of capital	—

Prior period distributions
Ordinary income	$631,201
Long-term capital gains	—
Return of capital	—

Distributions paid to participating insurance company’s separate account are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses, capital losses related to wash sales and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming participating insurance company’s separate accounts as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of December 31, 2011, the fund made the following reclassifications:

Undistributed net investment income	$164,665
Net realized capital gains/(losses)	(164,665)

As of December 31, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2011, the fund did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

 19

 Schwab MarketTrack Growth Portfolio II

Financial Notes (continued)

10. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab MarketTrack Growth Portfolio II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab MarketTrack Growth Portfolio II (one of the portfolios constituting Schwab Annuity Portfolios, hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities and investments in the underlying funds at December 31, 2011 by correspondence with the custodian and transfer agent of the underlying funds, respectively, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 15, 2012

 21

Other Federal Tax Information (unaudited)

For corporate shareholders, 65.70% of the fund’s dividend distributions paid during the fiscal year ended December 31, 2011, qualify under Internal Revenue code section 854(b)(1)(A) for the corporate dividends received deduction.

22

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Annuity Portfolios which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 87 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Annuity Portfolios since 2000.)	Chairman of JDN Corporate Advisory LLC.	70	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Annuity Portfolios since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	70	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Annuity Portfolios since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	70	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Schwab Annuity Portfolios since 2011.)	Private Investor.	70	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Annuity Portfolios since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	70	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

 23

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of Schwab Schwab Annuity Portfolios since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	70	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of Schwab Annuity Portfolios since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	70	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Annuity Portfolios since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	70	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Annuity Portfolios since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	87	None

24

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Annuity Portfolios since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Annuity Portfolios since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Annuity Portfolios since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Annuity Portfolios since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of Schwab Annuity Portfolios since 2011.)	Senior Vice President, Charles Schwab & Co., Inc. (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

 25

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Catherine MacGregor 1964 Vice President (Officer of Schwab Annuity Portfolios since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Schwab Annuity Portfolios since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

26

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.
(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.
(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.
(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that Mariann Byerwalter, William Hasler and Kiran Patel, each currently serving on its audit committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.
The designation of each of Ms. Byerwalter, Mr. Hasler and Mr. Patel as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
Audit Fees
2011: $81,047 2010: $81,047

(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
Audit-Related Fees
For services rendered to Registrant:
2011: $5,103 2010: $5,103
Nature of these services: tax provision review.
     In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Tax Fees
For services rendered to Registrant:
2011: $7,100 2010: $7,100
Nature of these services: preparation and review of tax returns.
     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
All Other Fees
For services rendered to Registrant:
2011: $1,027 2010: $1,136
Nature of these services: review of the methodology of allocation of Charles Schwab & Co., Inc. (“Schwab”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.
     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
2011: $13,230 2010: $13,339
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.
Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.
(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Annuity Portfolios

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	February 15, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	February 15, 2012

By:	/s/ George Periera
George Pereira
Principal Financial Officer

Date:	February 15, 2012